Related Party Transactions	12 Months Ended
Jun. 30, 2015
Notes
Related Party Transactions

NOTE 2 - RELATED PARTY TRANSACTIONS

As of June 30, 2015 and 2014, the Company has incurred as "related parties payables", $268,670 and $261,473 respectively, which are due mainly to advances made by the CEO to pay for operating expenses.

As of June 30, 2015 and 2014, the Company had "due to related parties" of $228,811 which are advances made by related parties to provide capital.

The “related parties payables” and “due to related parties” balances are non-interest bearing, unsecured and due on demand.  Due to the short term structure of these notes the company does not impute interest expense or recognize a discount on the face value of the notes.

The Company in 2015 and 2014 incurred expenses of approximately $60,000 and $60,000 respectively to entities affiliated through common stockholders and directors for management expenses.